JTH Holding, Inc. C J S S e c u r i t i e s I n v e s t o r C o n f e r e n c e

Safe Harbor Statement This presentation may contain forward-looking statements within the meaning of the securities laws. Forward- looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variations of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects”, “forecasts”, “targets”, “would,” “will”, “should,” “could,” or “may” or other similar expressions. Forward-looking statements provide management’s current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, income, earnings per share, capital expenditures, dividends, liquidity, capital structure or other financial items, descriptions of management’s plans or objectives for future operations, products or services, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data or methods, future events or other changes, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the Company’s control and that are described in our Annual Report on Form 10-K for the fiscal year ended April 30, 2013 in the section entitled “Risk Factors”, as well as additional factors we have described and may describe from time to time in other filings with the Securities and Exchange Commission. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. 2

Company Overview  JTH Holding, Inc. is the parent company of Liberty Tax Service  Fastest-growing national retail preparer of paid tax returns  Third largest in the United States and second largest in Canada  Remarkably stable industry with consolidation opportunities  Ranked the 21st in the Franchise 500 by Entrepreneur Magazine in 2013 3

Two Tier Franchise System 4 Franchise Territories  ~10,500 territories in the U.S., each targets ~30,000 people  During fiscal 2013, Liberty had over 2,200 franchisees and over 4,500 offices in the U.S. and Canada  ~$70,000 to open a franchise ($40,000 franchise fee, $30,000 other costs) Area Developer (AD) Areas  AD area consists of multiple franchise territories  ADs responsible for selling franchise territories and providing the first line of operational support to franchisees  Receive 50% of franchise fees and 50% of ongoing royalty stream for their area  Allows Liberty local representation in the area

Growth in Key Metrics 5 1,801 1,901 1,941 2,098 2,211 2009 2010 2011 2012 2013 Total Franchisees CAGR = 5.3% 3,091 3,531 3,845 4,183 4,520 2009 2010 2011 2012 2013 Total Offices CAGR = 10.0% Total Returns (in thousands) CAGR = 6.5% 1,766 1,912 2,044 2,188 2,275 2009 2010 2011 2012 2013 Systemwide Revenue (in millions) CAGR = 11.8% $243.6 $304.3 $338.6 $359.1 $381.2 2009 2010 2011 2012 2013

Organic Growth Opportunities • Adding franchisees • Current franchisees expanding and opening more offices • Office tenuring • Internal roll-up, AD repurchases – ability to buy back an ongoing revenue stream $19.1 $22.0 $23.1 $23.9 $25.7 2009 2010 2011 2012 2013 Area Developer Expense ($ in millions)

Other Growth Opportunities – ACA • Opportunity this year • Educational seminars on the impact of health care reform • Marketing materials with scenarios for individuals, families, small businesses • Website to answer questions • Opportunity in the future • Probable new tax forms adding complexity • May cause shift from DIY to paid • Will allow for price increase • Possibility of new filers looking to take advantage of subsidies • Possible partnerships to assist customers in obtaining insurance policies 7 www.healthcaretaxinfo.com

NEXTGEN Launched Jan. 2, 2014 powering three DIY sites Liberty Tax Online (www.libertytax.com/online) • Higher end product • Aligned with Liberty Tax offices • Designed to compete with offerings such as TurboTax, H&R Block Online eSmart Tax (www.eSmartTax.com) • Traditional offering for mid-level clients • Designed to compete with offerings such as TaxAct DIY Tax (www.freetax.com) • Completely free product • Unique – only one in market • High level of marketing to push clients to Liberty Tax offices Other Growth Opportunities – NextGen Roll out to offices in fiscal year 2015 will allow for a single customer database (seamlessly move customers from DIY to office) and a single tax application and content (decreased costs)

Other Growth Opportunities • Possible Immigration Reform • Over 900 Hispanic Certified offices with bilingual staff • Created Una Familia Sin Fronteras Foundation, a non-profit foundation, that focuses on educating new Hispanic immigrants • Spanish website with office locator • Conversion of Mom and Pops • Aging owners • Certification of preparers • Availability of financial products • Financial Products • In-house refund transfer capabilities • Loan-based settlement • Prepaid card

JTH Holding, Inc. C J S S e c u r i t i e s I n v e s t o r C o n f e r e n c e